                                                                    EXHIBIT 10.2


                           FIRST AMENDMENT AND CONSENT
                           ---------------------------

                  AMENDMENT AND CONSENT (this "Amendment"), dated as of August 17, 2000, among CD&L, INC. (f/k/a Consolidated Delivery & Logistics, Inc.), a Delaware corporation (the "Borrower"), and the financial institutions party to the Loan Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - - -


                  WHEREAS, the Borrower and the Lenders are parties to the Loan Agreement, dated as of January 29, 1999 (as amended, modified and/or supplemented through, but not including, the date hereof, the "Loan Agreement"); and

                  WHEREAS, the Borrower has requested, and the Lenders have agreed, to the amendments and consents provided herein, in each case on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 1.01 of the Loan Agreement is hereby amended by deleting the text "(each, a "Loan" and, collectively, the "Loans")" appearing in said Section.

                  2. Section 1.02 of the Loan Agreement is hereby amended by inserting the text "on such date" immediately after the word "Loans" appearing in said Section.

                  3. Section 1.04(a) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.04(a) in lieu thereof:

                  "(a) The Borrower's obligation to pay the principal of, and interest on, each Loan made to it by each Lender (other than a Loan evidenced by a Subsequent Loan PIK Note) shall be evidenced by a promissory note substantially in the form of Exhibit A-1, with blanks appropriately completed in conformity herewith (each, a "Non-PIK Note" and, collectively, the "Non-PIK Notes")."

                  4. Section 1.04 of the Loan Agreement is hereby further amended by (i) deleting the word "Note" appearing in Section 1.04(b) of the Loan Agreement and inserting the text "Non-PIK Note" in lieu thereof, (ii) redesignating clause (c) of said Section as clause (d) and (iii) inserting the following new clause (c) immediately after clause (b) appearing in said Section:

                  "(c) On each date prior to the Final Compliance Date in respect of which the Borrower has elected pursuant to Section 1.05(a)(II) to pay a portion (the "PIK Portion") of the interest payable on such date through the issuance of Subsequent Loan PIK Notes, the Borrower shall execute and deliver to each Lender with Loans outstanding on such date a promissory note substantially in the form of Exhibit A-2 hereto in a principal amount equal to such Lender's pro rata portion of such PIK Portion and with other appropriate insertions (each, a "Subsequent Loan PIK Note"). Each Subsequent Loan PIK Note shall bear interest from time to time from the date of its issuance at the same rate borne by the outstanding Non-PIK Notes, which interest shall be payable on the same basis as the interest on the outstanding Non-PIK Notes is payable."

                  5. Section 1.05(a) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.05(a) in lieu thereof:

                  "(a) (I) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date such Loan is made until the maturity thereof (whether by acceleration or otherwise), at a rate which shall at all times be equal to 12% per annum; provided that notwithstanding the foregoing, (i) during the period commencing on July 1, 2000 and ending on the earliest of (w) the maturity of such Loan (whether by acceleration or otherwise), (x) December 31, 2000, (y) that date on which the Borrower delivers to each of the Lenders an officer's certificate from the chief financial officer of the Borrower, which certificate shall demonstrate the Borrower's compliance with Sections 6.07 and 6.08 as if Sections 7 and 8 of the First Amendment were not effective on such date, attach financial calculations (in reasonable detail) establishing such compliance and otherwise be in a form satisfactory to the Lenders and (z) that date after the effectiveness of the First Amendment upon which (A) the Borrower and/or any of its Subsidiaries shall have received Net Sale Proceeds from the sale, transfer and/or other disposition by the Borrower and/or any of its Subsidiaries to any Person (other than the Borrower or any of its Subsidiaries) of any assets of the Borrower and/or such Subsidiaries (including, without limitation, capital stock and securities held by any such Person but excluding sales, transfers or other dispositions of inventory in the ordinary course of business) exceeding $12.0 million in the aggregate for all such sales, transfers and other dispositions, (B) the Borrower shall have utilized at least $12.0 million of such Net Sale Proceeds to (i) make permanent repayments of term loans, or permanent reductions of revolving commitments, under the Credit Agreement and/or (ii) prepay at least 50% of the aggregate principal amount the Loans outstanding on the date hereof in accordance with the requirements of Section 2.02 and (C) a senior executive officer of the Borrower shall have delivered an officer's certificate to the Lenders certifying compliance with the requirements of clauses (A) and (B) above (with the earlier of the dates referred to in clauses (y) and (z) above being herein called the "Asset Sale/Financial Covenant Compliance Date"), the Borrower agrees to pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to 13% and (ii) during the period commencing on January 1, 2001 and ending on the Final Compliance Date, the Borrower agrees to pay to each Lender interest in respect of the unpaid principal amount of each such Loan made by such Lender at a rate equal to 13% plus (i) at any time during the fiscal quarter of the Borrower ended March 31, 2001, 0.50%, (ii) at any time during the fiscal quarter of the Borrower ended June 30, 2001, 1.00%, (iii) at any time during the fiscal quarter of the Borrower ended September 30, 2001, 1.50% and (iv) at any time thereafter, 2.00%.

                  (II) To the extent the interest on all Loans determined according to Section 1.05(a)(I) for any period for which interest is to be paid as provided in Section 1.05(c) exceeds the interest that would be payable on all Loans for such period if the applicable rate were 14% per annum, the Borrower may elect to pay, through the issuance of Subsequent Loan PIK Notes as contemplated by Section 1.04(c) in an aggregate principal amount equal thereto, a portion (which may be 100%) of the excess interest that has so accrued as the Borrower elects by giving written notice (or telephone notice confirmed in writing) to the Lenders at least one Business Day prior to the applicable interest payment date. If the Borrower elects to pay all or any portion of such excess interest through the issuance of Subsequent Loan PIK Notes, each Lender will receive its pro rata share of Subsequent Loan PIK Notes and cash interest paid. Notwithstanding the foregoing, all interest due on any past due amounts pursuant to this Agreement (including interest accruing at the increased rates provided in Section 1.05(c)) shall be payable only in cash, and no portion thereof shall be satisfied through the issuance of Subsequent Loan PIK Notes.".

                  6. Section 1.05(b) of the Loan Agreement is hereby amended by
(i) deleting the text "14%" appearing in said Section and inserting the text "the rate which is 2.0% in excess of the higher of (x) the rate borne by such Loan immediately prior to the respective payment default and (y) the rate applicable to such Loan from time to time as specified in Section 1.05(a)(I)" and (ii) deleting the text "17%" appearing in said Section and inserting the text "the rate which is 3.0% in excess of the higher of (x) the rate borne by such Loan immediately prior to the respective payment default and (y) the rate applicable to such Loan from time to time as specified in Section 1.05(a)(I)".

                  7. Notwithstanding anything to the contrary contained in the definition of Consolidated EBITDA appearing in the Loan Agreement or elsewhere in the Loan Agreement, for purposes of any determination of compliance with
Section 6.07 or 6.08 of the Loan Agreement, the Consolidated EBITDA for the fiscal quarter of the Borrower ended March 31, 2000 included in the Consolidated EBITDA for any period of four consecutive fiscal quarters ending on a date specified in the tables appearing in either such Section shall be deemed to be $1,700,000.

                  8. Notwithstanding anything to the contrary contained in the definition of Fixed Charge Coverage Ratio or elsewhere in the Loan Agreement, solely for purposes of any determination of compliance with Section 6.08 of the Loan Agreement for the period of four consecutive fiscal quarters (taken as one accounting period) ending on September 30, 2000, there shall be excluded from the calculation of the Fixed Charge Coverage Ratio for such period any deduction for taxes paid by the Borrower and any of its Subsidiaries during such period otherwise required by such definition.

                  9. Section 8.01 of the Loan Agreement is hereby amended by (i) deleting the definitions of "Loan" and "Note" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order in said Section:

                  "Asset Sale/Financial Covenant Compliance Date" shall have the meaning provided in Section 1.05(a).

                  "Final Compliance Date" shall mean, with respect to any Loan, the earlier to occur of (i) the maturity of such Loan (whether by acceleration or otherwise) and (y) the Asset Sale/Financial Covenant Compliance Date.

                  "First Amendment" shall mean the First Amendment to this Agreement, dated as of August 17, 2000.

                  "Loan" shall mean (i) each loan made by a Lender on the Funding Date pursuant to Section 1.01 and (ii) the initial principal amount of each Subsequent Loan PIK Note issued hereunder.

                  "Note" shall mean and include each Non-PIK Note and each Subsequent Loan PIK Note.

                  "Non-PIK Note" shall have the meaning provided in Section 1.04(a).

                  "PIK Portion" shall have the meaning provided in Section 1.04(c).

                  "Subsequent Loan PIK Note" shall have the meaning provided in
Section 1.04(c).

                  10. The Loan Agreement is hereby forth amended by (i) redesignating Exhibit A thereto as "Exhibit A-1" and (ii) adding Exhibit A-2 thereto in the form of Exhibit A-2 attached hereto.

                  11. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

                  12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lenders.

                  13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  14. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lenders at the Notice Office and (ii) the Lenders shall have received a consent to the Credit Agreement, which consent shall modify the financial covenants contained therein on a basis satisfactory to the Required Lenders and otherwise be in form and substance satisfactory to the Required Lenders.

                  15. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represent and warrant that (i) no Default or Event of Default exists as of the First Amendment Effective Date, after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  16. From and after the First Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.


                                   *    *    *

                                                           EXHIBIT A-2

                        FORM OF SUBSEQUENT LOAN PIK NOTE



$[___________]                                         New York, New York
                                                              [----------]

                  FOR VALUE RECEIVED, CD&L, INC. (f/k/a CONSOLIDATED DELIVERY & LOGISTICS, INC.), a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _____________ (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of the Lender located at [______________] on the Maturity Date (as defined in the Agreement referred to below) the principal sum of _____________ DOLLARS ($_____).

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.05 of the Agreement referred to below.

                  This Note is one of the Subsequent Loan PIK Notes referred to in the Senior Subordinated Loan Agreement, dated as of January 29, 1999, among the Borrower and the financial institutions from time to time party thereto (including the Lender) (as amended, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof. This Note is also entitled to the benefits of the Subordinated Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part. This Note is subordinated to the "Senior Indebtedness" as defined in the Agreement and the Borrower agrees, and the Lender agrees by accepting this Note, to the subordination provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                           CD&L, INC.



                                           By:
                                              --------------------------------
                                              Title:

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                          CD&L, INC.






                                           By:
                                              --------------------------------
                                              Name:
                                              Title:




                                           PARIBAS CAPITAL FUNDING LLC



                                           By:
                                              --------------------------------
                                               Name:
                                               Title:

                                           EXETER VENTURE LENDERS L.P.


                                           By:  Exeter Venture Advisors, Inc.,
                                                as its general partner


                                           By:
                                              --------------------------------
                                               Name:
                                               Title:



                                           EXETER CAPITAL PARTNERS IV, L.P.

                                           By:  Exeter IV Advisors, L.P., as
                                                its general partner

                                           By:  Exeter IV Advisors, Inc. as
                                                its general partner



                                           By:
                                              --------------------------------
                                                Name:
                                                Title: